Exhibit 99.1

Open Text Reports Fourth Quarter and Fiscal Year 2013 Financial Results
Waterloo, ON, July 31, 2013 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), announced today its financial results for the fourth quarter and fiscal year ended June 30, 2013.
Financial Highlights for Q4 FY13 (1)

•	Total revenue for the period was $347.3 million, up 14% Y/Y

•	License revenue was $78.8 million, up 1% Y/Y

•	Cloud services revenue was $41.9 million

•	Non-GAAP-based EPS, diluted was $1.43 compared to $1.17 Y/Y, up 22% Y/Y; GAAP-based EPS, diluted was $0.71 compared to $0.14 Y/Y (2)

•	Non-GAAP-based income from operations was $102.4 million and 29% of revenues; GAAP-based income from operations was $49.5 million and 14% of revenues (2)

•
Operating cash flow was $65.2 million, inclusive of a $27.0 million litigation settlement primarily relating to a legacy EasyLink liability, compared to $79.8 million Y/Y, down 18%Y/Y, with an ending cash balance of $470.4 million.

Financial Highlights for FY13 (1)

•	Total revenue for the period was $1,363.3 million, up 13% Y/Y

•	License revenue was $279.6 million, down 5% Y/Y

•	Cloud services revenue was $173.8 million

•	Non-GAAP-based EPS, diluted was $5.57 compared to $4.60 Y/Y, up 21% Y/Y; GAAP-based EPS, diluted was $2.51 compared to $2.13 Y/Y (2)

•	Non-GAAP-based income from operations was $399.6 million and 29% of revenues; GAAP-based income from operations was $197.7 million and 15% of revenues (2)

•	Operating cash flow was $318.5 million, inclusive of a $27.0 million litigation settlement primarily relating to a legacy EasyLink liability, compared to $266.5 million Y/Y, up 20%Y/Y.
“We are pleased with our performance this year, delivering historical records in revenue, operating cash flow and non-GAAP earnings while making the strategic acquisition of Easylink and introducing a quarterly dividend program,” said OpenText CEO Mark J. Barrenechea. “With our sales organization expanded and fully trained, and our leadership position established as a premiere EIM provider, we demonstrated 6% organic license growth in the second half of FY2013 over the same period last year.”
“Our FY14 focus is intelligent growth, a commitment to growing earnings, cash flows and creating value for our stakeholders while investing in the markets where we can win. These investments include broader EIM capabilities, expanding our distribution, both direct and through partners, expanding our presence in the cloud and furthering our reach into fast growing markets.”

Business Highlights

•	Services, public sector, financial and technology industries saw the most demand

•	5 license transactions over $1 million and 15 license transactions between $500K and $1 million

•
Customer successes in the quarter include Apotex, CONSOL Energy, Daimler South East Asia Pte Ltd, Hasbro, MAN Diesel & Turbo, Marvel Entertainment, LLC, The U.S. Department of Education and Wellington City Council.

•	OpenText unveils responsive, intuitive web experience management solution for targeted, more interactive online customer experiences and extends partner ecosystem for web experience management

•	OpenText EIM products to support SAP HANA®, cloud and mobility offerings, and expands reach of its cloud-based solutions now included in SAP® Cloud for Travel solution

•	OpenText acquires long-standing partner ICCM Professional Services Limited (ICCM), on May 23, 2013. Based in

Malmesbury, United Kingdom, ICCM is focused on BPM Smart Process Applications.

•	OpenText named a leader in independent research firm's Smart Process Applications report

•	OpenText appoints Noriyuki Hayakawa as President, OpenText Japan

Dividend Program Highlights

Pursuant to the previously announced policy to declare non-cumulative quarterly dividends to holders of its common shares, the Board of Directors has declared a quarterly dividend of $0.30 per share with respect to outstanding common shares of the Company for the quarter ended June 30, 2013. The quarterly dividend is payable on September 20, 2013 to shareholders of record on August 30, 2013.

Summary of Quarterly Results
	Q4 FY13	Q3 FY13	Q4 FY12	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$347.3	$337.7	$305.6	2.8%		13.6%
GAAP-based gross margin	66.0%	63.9%	65.8%	210	bps	20	bps
GAAP-based operating margin	14.2%	12.1%	13.0%	210	bps	120	bps
GAAP-based EPS, diluted	$0.71	$0.44	$0.14	61.4%		407.1%
Non-GAAP-based gross margin (2)	72.9%	70.8%	72.9%	210	bps	—	bps
Non-GAAP-based operating margin (2)	29.5%	26.8%	27.7%	270	bps	180	bps
Non-GAAP-based EPS, diluted (2)	$1.43	$1.26	$1.17	13.5%		22.2%

Summary of Year to Date Results
	FY13	Q3 YTD FY13	FY12	% Change (Y/Y) (bps)
Revenue (million)	$1,363.3	$1,016.1	$1,207.5	12.9%
GAAP-based gross margin	64.4%	63.8%	65.4%	(100)	bps
GAAP-based operating margin	14.5%	14.6%	12.4%	210	bps
GAAP-based EPS, diluted	$2.51	$1.80	$2.13	17.8%
Non-GAAP-based gross margin (2)	71.3%	70.8%	72.5%	(120)	bps
Non-GAAP-based operating margin (2)	29.3%	29.2%	27.3%	200	bps
Non-GAAP-based EPS, diluted (2)	$5.57	$4.14	$4.60	21.1%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 877-974-0445 (toll-free) or 416-644-3415 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at
http://www.opentext.com/2/global/ex_event.html?evtype=events&id=701D0000000W0eGIAS.

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on August 7, 2013 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4626584 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in fiscal 2014 on growth in earnings and cash flows, creating value through investments in broader EIM capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial conditions, results of operations and earnings; declaration of quarterly dividends; and other matters, are considered forward-looking statements or information under applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to, (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; (viii) the demand for the Company's product and the extent of deployment of the Company's products in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2013 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share data)
	June 30, 2013	June 30, 2012

ASSETS
Cash and cash equivalents	$470,445	$559,747
Accounts receivable trade, net of allowance for doubtful accounts of $4,871 as of June 30, 2013 and $5,655 as of June 30, 2012	174,927	163,664
Income taxes recoverable	17,173	17,849
Prepaid expenses and other current assets	43,464	45,613
Deferred tax assets	11,082	4,003
Total current assets	717,091	790,876
Property and equipment	88,364	81,157
Goodwill	1,246,872	1,040,234
Acquired intangible assets	363,615	312,563
Deferred tax assets	135,695	115,128
Other assets	25,082	22,137
Deferred charges	67,633	68,653
Long-term income taxes recoverable	10,465	13,545
Total assets	$2,654,817	$2,444,293
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$188,443	$132,015
Current portion of long-term debt	51,742	41,374
Deferred revenues	282,387	273,987
Income taxes payable	4,184	27,806
Deferred tax liabilities	1,127	1,612
Total current liabilities	527,883	476,794
Long-term liabilities:
Accrued liabilities	17,849	13,966
Deferred credits	11,608	10,086
Pension liability	24,509	22,074
Long-term debt	513,750	555,000
Deferred revenues	11,830	12,653
Long-term income taxes payable	140,508	147,623
Deferred tax liabilities	69,672	26,705
Total long-term liabilities	789,726	788,107
Shareholders' equity:
Share capital
59,028,886 and 58,358,990 Common Shares issued and outstanding at June 30, 2013 and June 30, 2012, respectively; Authorized Common Shares: unlimited	651,642	635,321
Additional paid-in capital	101,865	95,026
Accumulated other comprehensive income	39,890	44,364
Retained earnings	572,885	442,068
Treasury stock, at cost (610,878 and 793,494 shares at June 30, 2013 and at June 30, 2012, respectively)	(29,074)	(37,387)
Total shareholders' equity	1,337,208	1,179,392
Total liabilities and shareholders' equity	$2,654,817	$2,444,293

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Year Ended June 30,
	2013	2012	2011
Revenues:
License	$279,598	$293,719	$269,202
Cloud services	173,799	—	—
Customer support	658,216	656,568	560,541
Professional service and other	251,723	257,186	203,560
Total revenues	1,363,336	1,207,473	1,033,303
Cost of revenues:
License	16,107	18,033	18,284
Cloud services	72,365	—	—
Customer support	106,948	110,504	86,834
Professional service and other	196,874	204,909	167,854
Amortization of acquired technology-based intangible assets	93,610	84,572	68,048
Total cost of revenues	485,904	418,018	341,020
Gross profit	877,432	789,455	692,283
Operating expenses:
Research and development	164,010	169,043	145,992
Sales and marketing	289,157	274,544	232,332
General and administrative	109,325	97,072	86,696
Depreciation	24,496	21,587	22,116
Amortization of acquired customer-based intangible assets	68,745	53,326	38,966
Special charges	24,034	24,523	15,576
Total operating expenses	679,767	640,095	541,678
Income from operations	197,665	149,360	150,605
Other income (expense), net	(2,473)	3,549	(6,019)
Interest expense, net	(16,982)	(15,564)	(8,452)
Income before income taxes	178,210	137,345	136,134
Provision for (recovery of) income taxes	29,690	12,171	12,931
Net income for the period	$148,520	$125,174	$123,203
Earnings per share—basic	$2.53	$2.16	$2.16
Earnings per share—diluted	$2.51	$2.13	$2.11
Weighted average number of Common Shares outstanding—basic	58,604	57,890	57,077
Weighted average number of Common Shares outstanding—diluted	59,062	58,734	58,260
Dividends declared per Common Share	$0.30	$—	$—

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Three Months Ended June 30,
	2013	2012
Revenues:
License	$78,782	$78,031
Cloud services	41,890	—
Customer support	164,889	163,128
Professional service and other	61,706	64,465
Total revenues	347,267	305,624
Cost of revenues:
License	3,529	4,116
Cloud services	17,696	—
Customer support	25,351	27,780
Professional service and other	47,879	51,358
Amortization of acquired technology-based intangible assets	23,579	21,265
Total cost of revenues	118,034	104,519
Gross profit	229,233	201,105
Operating expenses:
Research and development	42,383	41,195
Sales and marketing	79,338	71,641
General and administrative	27,857	24,186
Depreciation	6,218	5,268
Amortization of acquired customer-based intangible assets	17,197	13,378
Special charges	6,767	5,747
Total operating expenses	179,760	161,415
Income from operations	49,473	39,690
Other income (expense), net	(4,180)	(6,596)
Interest expense, net	(3,990)	(4,410)
Income before income taxes	41,303	28,684
Provision for (recovery of) income taxes	(869)	20,713
Net income for the period	$42,172	$7,971
Earnings per share—basic	$0.72	$0.14
Earnings per share—diluted	$0.71	$0.14
Weighted average number of Common Shares outstanding—basic	58,875	58,270
Weighted average number of Common Shares outstanding—diluted	59,238	58,847
Dividends declared per Common share	$0.30	$—

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Year Ended June 30,
	2013	2012	2011
Net income for the period	$148,520	$125,174	$123,203
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(1,879)	(9,197)	15,388
Net unrealized gain (loss) on cash flow hedges	(2,536)	(1,069)	1,275
Net actuarial gain (loss) relating to defined benefit pension plans	(59)	(5,840)	(214)
Total other comprehensive income (loss), net, for the period	$(4,474)	$(16,106)	$16,449
Total comprehensive income	$144,046	$109,068	$139,652

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Three Months Ended June 30,
	2013	2012
Net income for the period	$42,172	$7,971
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	2,911	1,930
Net unrealized gain (loss) on cash flow hedges	(2,194)	(737)
Net actuarial gain (loss) relating to defined benefit pension plans	474	(2,318)
Total other comprehensive income (loss), net, for the period	$1,191	$(1,125)
Total comprehensive income	$43,363	$6,846

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Year Ended June 30,
	2013	2012	2011
Cash flows from operating activities:
Net income for the period	$148,520	$125,174	$123,203
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	186,851	159,485	129,130
Share-based compensation expense	15,575	18,097	11,308
Excess tax benefits on share-based compensation expense	(915)	(2,723)	(1,888)
Pension expense	910	543	552
Amortization of debt issuance costs	2,123	1,703	1,359
Amortization of deferred charges and credits	11,815	11,579	8,519
Loss on sale and write down of property and equipment	24	203	12
Deferred taxes	(5,796)	(78,792)	(17,779)
Impairment and other non cash charges	—	1,389	(482)
Changes in operating assets and liabilities:
Accounts receivable	17,965	5,319	200
Prepaid expenses and other current assets	4,242	(2,079)	1,833
Income taxes	(17,053)	68,601	9,444
Deferred charges and credits	(9,274)	(22,035)	(29,071)
Accounts payable and accrued liabilities	(41,409)	(17,812)	(21,197)
Deferred revenue	5,418	(4,581)	10,738
Other assets	(494)	2,419	(2,660)
Net cash provided by operating activities	318,502	266,490	223,221
Cash flows from investing activities:
Additions of property and equipment	(23,107)	(25,828)	(36,662)
Purchase of patents	(192)	(193)	—
Purchase of System Solutions Australia Pty Limited, net of cash acquired	(516)	(1,738)	—
Purchase of EasyLink Services International Corporation, net of cash acquired	(315,331)	—	—
Purchase of Resonate KT Limited, net of cash acquired	(19,366)	—	—
Purchase of ICCM Professional Services Limited, net of cash acquired	(11,257)	—	—
Purchase of Operitel Corporation, net of cash acquired	—	(7,014)	—
Purchase of Global 360 Holding Corp., net of cash acquired	—	(245,653)	—
Purchase of StreamServe Inc., net of cash acquired	—	—	(57,221)
Purchase of weComm Limited, net of cash acquired	—	—	(20,198)
Purchase of Metastorm Inc., net of cash acquired	—	—	(168,657)
Purchase of New Generation Consulting Inc	—	—	(471)
Purchase consideration for prior period acquisitions	(875)	(1,113)	(4,577)
Other investing activities	(3,750)	—	518
Net cash used in investing activities	(374,394)	(281,539)	(287,268)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	915	2,723	1,888
Proceeds from issuance of Common Shares	16,347	21,270	11,512
Purchase of Treasury Stock	—	(10,888)	(12,499)
Proceeds from long-term debt and revolver	—	648,500	—
Repayment of long-term debt and revolver	(30,677)	(349,187)	(3,575)
Debt issuance costs	—	(9,834)	(29)
Payments of dividends to shareholders	(17,703)	—	—
Net cash provided by (used in) financing activities	(31,118)	302,584	(2,703)
Foreign exchange gain (loss) on cash held in foreign currencies	(2,292)	(11,928)	24,698
Increase (decrease) in cash and cash equivalents during the period	(89,302)	275,607	(42,052)
Cash and cash equivalents at beginning of the period	559,747	284,140	326,192
Cash and cash equivalents at end of the period	$470,445	$559,747	$284,140

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Three Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income for the period	$42,172	$7,971
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	46,994	39,911
Share-based compensation expense	5,422	4,691
Excess tax benefits on share-based compensation expense	(303)	(13)
Pension expense	218	66
Amortization of debt issuance costs	532	537
Amortization of deferred charges and credits	3,195	3,122
Loss on sale and write down of property and equipment	—	—
Deferred taxes	1,566	(57,700)
Impairment and other non cash charges	—	44
Changes in operating assets and liabilities:
Accounts receivable	2,578	14,583
Prepaid expenses and other current assets	6,303	1,028
Income taxes	(2,146)	69,551
Deferred charges and credits	(12,854)	2,043
Accounts payable and accrued liabilities	(14,233)	3,540
Deferred revenue	(12,774)	(13,078)
Other assets	(1,453)	3,550
Net cash provided by operating activities	65,217	79,846
Cash flows from investing activities:
Additions of property and equipment	(7,315)	(4,447)
Purchase of patents	(192)	—
Purchase of System Solutions Australia Pty Limited, net of cash acquired	—	—
Purchase of EasyLink Services International Corporation, net of cash acquired	—	—
Purchase of Resonate KT Limited, net of cash acquired	—	—
Purchase of ICCM Professional Services Limited, net of cash acquired	(11,257)	—
Purchase of Operitel Corporation, net of cash acquired	—	(623)
Purchase of Global 360 Holding Corp., net of cash acquired	—	—
Purchase of StreamServe Inc., net of cash acquired	—	—
Purchase of weComm Limited, net of cash acquired	—	—
Purchase of Metastorm Inc., net of cash acquired	—	—
Purchase of New Generation Consulting Inc	—	—
Purchase consideration for prior period acquisitions	(222)	(187)
Other investing activities	(3,750)	—
Net cash used in investing activities	(22,736)	(5,257)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	303	13
Proceeds from issuance of Common Shares	8,817	2,934
Purchase of Treasury Stock	—	(10,888)
Proceeds from long-term debt and revolver	—	—
Repayment of long-term debt and revolver	(7,669)	(7,667)
Debt issuance costs	—	—
Payments of dividends to shareholders	(17,703)	—
Net cash provided by (used in) financing activities	(16,252)	(15,608)
Foreign exchange gain (loss) on cash held in foreign currencies	(2,695)	(8,140)
Increase (decrease) in cash and cash equivalents during the period	23,534	50,841
Cash and cash equivalents at beginning of the period	446,911	508,906
Cash and cash equivalents at end of the period	$470,445	$559,747

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges, and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges, share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2013. ($ in thousands except for per share amounts)
	Three Months Ended June 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$17,696		$(48)	(1)	$17,648
Customer Support	25,351		(159)	(1)	25,192
Professional Service and Other	47,879		(255)	(1)	47,624
Amortization of acquired technology-based intangible assets	23,579		(23,579)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	229,233	66.0%	24,041	(3)	253,274	72.9%
Operating Expenses
Research and development	42,383		(526)	(1)	41,857
Sales and marketing	79,338		(2,476)	(1)	76,862
General and administrative	27,857		(1,958)	(1)	25,899
Amortization of acquired customer-based intangible assets	17,197		(17,197)	(2)	—
Special charges	6,767		(6,767)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	49,473	14.2%	52,965	(5)	102,438	29.5%
Other income (expense), net	(4,180)		4,180	(6)	—
Provision for (recovery of) income taxes	(869)		14,652	(7)	13,783
GAAP-based net income / Non-GAAP-based net income	42,172		42,493	(8)	84,665
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$0.71		$0.72	(8)	$1.43

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 2% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2013
		Per share
Non-GAAP-based net income	$84,665	$1.43
Less:
Amortization	40,776	0.69
Share-based compensation	5,422	0.09
Special charges	6,767	0.11
Other (income) expense, net	4,180	0.07
GAAP-based provision for (recovery of) income taxes	(869)	(0.01)
Non-GAAP-based provision for income taxes	(13,783)	(0.23)
GAAP-based net income	$42,172	$0.71

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the year ended June 30, 2013. ($ in thousands except for per share amounts)
	Year Ended June 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$72,365		$(128)	(1)	$72,237
Customer Support	106,948		(434)	(1)	106,514
Professional Service and Other	196,874		(915)	(1)	195,959
Amortization of acquired technology-based intangible assets	93,610		(93,610)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	877,432	64.4%	95,087	(3)	972,519	71.3%
Operating Expenses
Research and development	164,010		(1,693)	(1)	162,317
Sales and marketing	289,157		(8,429)	(1)	280,728
General and administrative	109,325		(3,976)	(1)	105,349
Amortization of acquired customer-based intangible assets	68,745		(68,745)	(2)	—
Special charges	24,034		(24,034)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	197,665	14.5%	201,964	(5)	399,629	29.3%
Other income (expense), net	(2,473)		2,473	(6)	—
Provision for (recovery of) income taxes	29,690		23,881	(7)	53,571
GAAP-based net income / Non-GAAP-based net income	148,520		180,556	(8)	329,076
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$2.51		$3.06	(8)	$5.57

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 17% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2013
		Per share
Non-GAAP-based net income	$329,076	$5.57
Less:
Amortization	162,355	2.75
Share-based compensation	15,575	0.26
Special charges	24,034	0.41
Other (income) expense, net	2,473	0.04
GAAP-based provision for (recovery of) income taxes	29,690	0.50
Non-GAAP-based provision for income taxes	(53,571)	(0.90)
GAAP-based net income	$148,520	$2.51

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2013. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$18,741		$(50)	(1)	$18,691
Customer Support	27,497		(130)	(1)	27,367
Professional Service and Other	49,701		(295)	(1)	49,406
Amortization of acquired technology-based intangible assets	23,058		(23,058)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	215,619	63.9%	23,533	(3)	239,152	70.8%
Operating Expenses
Research and development	43,003		(498)	(1)	42,505
Sales and marketing	77,327		(2,634)	(1)	74,693
General and administrative	25,762		(270)	(1)	25,492
Amortization of acquired customer-based intangible assets	17,149		(17,149)	(2)	—
Special charges	5,444		(5,444)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	40,870	12.1%	49,528	(5)	90,398	26.8%
Other income (expense), net	237		(237)	(6)	—
Provision for (recovery of) income taxes	11,187		893	(7)	12,080
GAAP-based net income / Non-GAAP-based net income	25,811		48,398	(8)	74,209
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$0.44		$0.82	(8)	$1.26

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 30% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2013
		Per share
Non-GAAP-based net income	$74,209	$1.26
Less:
Amortization	40,207	0.68
Share-based compensation	3,877	0.07
Special charges	5,444	0.09
Other (income) expense, net	(237)	—
GAAP-based provision for (recovery of) income taxes	11,187	0.19
Non-GAAP-based provision for income taxes	(12,080)	(0.21)
GAAP-based net income	$25,811	$0.44

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the nine months ended March 31, 2013. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$54,669		$(80)	(1)	$54,589
Customer Support	81,597		(275)	(1)	81,322
Professional Service and Other	148,995		(660)	(1)	148,335
Amortization of acquired technology-based intangible assets	70,031		(70,031)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	648,199	63.8%	71,046	(3)	719,245	70.8%
Operating Expenses
Research and development	121,627		(1,167)	(1)	120,460
Sales and marketing	209,819		(5,953)	(1)	203,866
General and administrative	81,468		(2,018)	(1)	79,450
Amortization of acquired customer-based intangible assets	51,548		(51,548)	(2)	—
Special charges	17,267		(17,267)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	148,192	14.6%	148,999	(5)	297,191	29.2%
Other income (expense), net	1,707		(1,707)	(6)	—
Provision for (recovery of) income taxes	30,559		9,229	(7)	39,788
GAAP-based net income / Non-GAAP-based net income	106,348		138,063	(8)	244,411
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$1.80		$2.34	(8)	$4.14

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 22% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2013
		Per share
Non-GAAP-based net income	$244,411	$4.14
Less:
Amortization	121,579	2.06
Share-based compensation	10,153	0.17
Special charges	17,267	0.29
Other (income) expense, net	(1,707)	(0.03)
GAAP-based provision for (recovery of) income taxes	30,559	0.52
Non-GAAP-based provision for income taxes	(39,788)	(0.67)
GAAP-based net income	$106,348	$1.80

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended June 30, 2012. ($ in thousands except for per share amounts)
	Three Months Ended June 30, 2012
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of Revenues:
Customer Support	$27,780		$(58)	(1)	$27,722
Professional Service and Other	51,358		(239)	(1)	51,119
Amortization of acquired technology-based intangible assets	21,265		(21,265)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	201,105	65.8%	21,562	(3)	222,667	72.9%
Operating Expenses
Research and development	41,195		(1,066)	(1)	40,129
Sales and marketing	71,641		(2,771)	(1)	68,870
General and administrative	24,186		(557)	(1)	23,629
Amortization of acquired customer-based intangible assets	13,378		(13,378)	(2)	—
Special charges	5,747		(5,747)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	39,690	13.0%	45,081	(5)	84,771	27.7%
Other income (expense), net	(6,596)		6,596	(6)	—
Provision for (recovery of) income taxes	20,713		(9,462)	(7)	11,251
GAAP-based net income / Non-GAAP-based net income	7,971		61,139	(8)	69,110
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$0.14		$1.03	(8)	$1.17

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 72% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2012
		Per share
Non-GAAP-based net income	$69,110	$1.17
Less:
Amortization	34,643	0.59
Share-based compensation	4,691	0.08
Special charges	5,747	0.10
Other (income) expense, net	6,596	0.11
GAAP-based provision for (recovery of) income taxes	20,713	0.35
Non-GAAP-based provision for income taxes	(11,251)	(0.20)
GAAP-based net income	$7,971	$0.14

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for year ended June 30, 2012. ($ in thousands except for per share amounts)
	Year Ended June 30, 2012
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of Revenues:
Customer Support	$110,504		$(169)	(1)	$110,335
Professional Service and Other	204,909		(647)	(1)	204,262
Amortization of acquired technology-based intangible assets	84,572		(84,572)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	789,455	65.4%	85,388	(3)	874,843	72.5%
Operating Expenses
Research and development	169,043		(3,939)	(1)	165,104
Sales and marketing	274,544		(8,811)	(1)	265,733
General and administrative	97,072		(4,531)	(1)	92,541
Amortization of acquired customer-based intangible assets	53,326		(53,326)	(2)	—
Special charges	24,523		(24,523)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	149,360	12.4%	180,518	(5)	329,878	27.3%
Other income (expense), net	3,549		(3,549)	(6)	—
Provision for (recovery of) income taxes	12,171		31,833	(7)	44,004
GAAP-based net income / Non-GAAP-based net income	125,174		145,136	(8)	270,310
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted	$2.13		$2.47	(8)	$4.60

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)	GAAP-based and Non GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 9% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(8)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2012
		Per share
Non-GAAP-based net income	$270,310	$4.60
Less:
Amortization	137,898	2.35
Share-based compensation	18,097	0.31
Special charges	24,523	0.42
Other (income) expense, net	(3,549)	(0.06)
GAAP-based provision for (recovery of) income taxes	12,171	0.21
Non-GAAP-based provision for income taxes	(44,004)	(0.76)
GAAP-based net income	$125,174	$2.13

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months and year ended June 30, 2013:

	Three Months Ended June 30, 2013
Currencies	% of Revenue	% of Expenses*
EURO	26%	17%
GBP	8%	8%
CAD	6%	19%
USD	49%	42%
Other	11%	14%
Total	100%	100%

	Year Ended June 30, 2013
Currencies	% of Revenue	% of Expenses*
EURO	26%	17%
GBP	8%	8%
CAD	6%	18%
USD	49%	43%
Other	11%	14%
Total	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.